Financing Obligation - Summary of Future Financing Obligation Payments (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Sep. 30, 2021
Schedule Of Future Finance Obligation Liability Maturity [Abstract]
2021	$ 763
2022	779
2023	823
2024	862
2025	879
Thereafter	14,608
Total financing obligation payments	18,714
Amount representing interest	(13,599)
Net financing obligation and asset at end of term	2,071
Financing obligation liability	7,186
CIP obligation	2,030
Total financing obligation	$ 9,216	$ 12,744